EXHIBIT 24

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint CRAIG C. STURKEN or ALEX J. DEYONKER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to deregister 668,000 shares of Spartan Stores, Inc. Common Stock, no par value, that were to be issued pursuant to the Spartan Stores, Inc. Long-Term Incentive Plan.

August 29, 2003	/s/M. Shan Atkins
Signature

M. Shan Atkins
Name

Director
Title

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint CRAIG C. STURKEN or ALEX J. DEYONKER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to deregister 668,000 shares of Spartan Stores, Inc. Common Stock, no par value, that were to be issued pursuant to the Spartan Stores, Inc. Long-Term Incentive Plan.

August 28, 2003	/s/Gregory P. Josefowicz
Signature

Gregory P. Josefowicz
Name

Director
Title

POWER OF ATTORNEY

                    The undersigned, in her capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint CRAIG C. STURKEN or ALEX J. DEYONKER, and both of them severally, with full power of substitution, her attorneys or attorney to execute in her name, place, and stead, a Registration Statement on Form S-8 to deregister 668,000 shares of Spartan Stores, Inc. Common Stock, no par value, that were to be issued pursuant to the Spartan Stores, Inc. Long-Term Incentive Plan.

August 29, 2003	/s/Elizabeth A. Nickels
Signature

Elizabeth A. Nickels
Name

Director
Title

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint CRAIG C. STURKEN or ALEX J. DEYONKER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to deregister 668,000 shares of Spartan Stores, Inc. Common Stock, no par value, that were to be issued pursuant to the Spartan Stores, Inc. Long-Term Incentive Plan.

August 28, 2003	/s/Timothy J. O'Donovan
Signature

Timothy J. O'Donovan
Name

Director
Title

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint CRAIG C. STURKEN or ALEX J. DEYONKER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to deregister 668,000 shares of Spartan Stores, Inc. Common Stock, no par value, that were to be issued pursuant to the Spartan Stores, Inc. Long-Term Incentive Plan.

August 28, 2003	/s/Kenneth T. Stevens
Signature

Kenneth T. Stevens
Name

Director
Title

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint CRAIG C. STURKEN or ALEX J. DEYONKER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to deregister 668,000 shares of Spartan Stores, Inc. Common Stock, no par value, that were to be issued pursuant to the Spartan Stores, Inc. Long-Term Incentive Plan.

August 29, 2003	/s/James F. Wright
Signature

James F. Wright
Name

Director
Title